                                                                    EXHIBIT 99.1
                                                                    ------------
                         CMG INFORMATION SERVICES, INC.

                        COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (this "Agreement") is made and entered
                                                 ---------
into as of December 19, 1997, by and between CMG INFORMATION SERVICES, INC., a Delaware corporation (the "Company"), and INTEL CORPORATION, a Delaware
                           -------
corporation (the "Investor").
                  --------

                                    RECITALS

     WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, a number of shares of Common Stock, all on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  AGREEMENT TO PURCHASE AND SELL STOCK.
         ------------------------------------

     1.1  Authorization.  The Company's Board of Directors has authorized the
          -------------
issuance. pursuant to the terms and conditions of this Agreement, of up to 503,002 shares of Common Stock.

     1.2  Agreement to Purchase and Sell Common Stock.  The Company hereby
          -------------------------------------------
agrees to issue to the Investor at the Closing (as defined below) and the Investor agrees to acquire from the Company at the Closing, a number of shares of Common Stock ( the "Purchased Shares") such that Investor will own 4.9% of
                       ----------------
the Company's outstanding Common Stock upon consummation of the transactions contemplated hereby at a price per share equal to the Per Share Purchase Price (as defined below).

     1.3  Per Share Purchase Price.  The "Per Share Purchase Price" shall be
          ------------------------        ------------------------
$21.74375.

     2.  CLOSING.
         -------

     2.1.   The Closing.  The purchase and sale of the Purchased Shares shall
            -----------
take place at the offices of Gibson, Dunn & Crutcher, 1530 Page Mill Road, Palo Alto, California 94304, at 10:00 a.m. California time, within three (3) business days after the conditions set forth in Articles 5 and 6 have been satisfied, or at such other time and place as the Company and the Investor mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company will deliver to the Investor certificates representing the Purchased Shares, all against delivery to the Company by the Investor of the consideration set forth in Section 1.2 by wire transfer of funds to an account designated by the Company at least two business days prior
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to the Closing.  It is expected that Closing documents will be delivered by facsimile with original signature pages sent by overnight courier.

     3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The
         ---------------------------------------------

Company hereby represents and warrants to the Investor, at the date of execution of this Agreement and at the Closing, that the statements in this Section 3 are true and correct, except as set forth in the Disclosure Letter from the Company dated December 19, 1997 (the "Disclosure Letter") or disclosed in the SEC
                              -----------------
Documents (as defined below):

     3.1  Organization Good Standing and Qualification.  The Company is a
          --------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to
(a) carry on its business as presently conducted, and (b) enter into this Agreement and to consummate the transactions contemplated hereby. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on,
                    -----------------------
or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, prospects, assets or liabilities of the Company and its Subsidiaries (as defined below), taken as a whole.

     3.2  Capitalization.  The authorized stock of the Company consists of
          --------------
40,000,000 shares of Common Stock, par value $.01 per share ("Common Stock") of
                                                              ------------
which 9,762,523 shares were issued and outstanding as of December 18, 1997 and 5,000,000 shares of Preferred Stock, $.01 par value ("Preferred Stock"). No
                                                      ---------------
shares of Preferred Stock are issued or outstanding. All outstanding shares have been duly authorized, validly issued, are fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof. As of November 30, 1997, the Company has also reserved 1,766,142 shares of Common Stock for issuance to officers, directors, employees or independent contractors or affiliates of the Company under the Company's employee benefit plans. As of November 30, 1997, of the 1,766,142 shares of Common Stock reserved for issuance upon exercise of options and similar rights, 951,787 shares remained subject to outstanding options with a weighted average exercise price of approximately $8.00 and 814,355 shares were reserved for future grants. All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. There are no other equity securities, convertible securities, options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such equity security, convertible security, option, warrant, call, right, commitment or agreement.

     3.3  Due Authorization.  All corporate action on the part of the Company,
          -----------------
its officers, directors and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

     3.4  Valid Issuance of Stock.
          -----------------------

          (a) Valid Issuance. The Purchased Shares, when issued, sold and
              --------------
delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

          (b) Compliance with Securities Laws. Assuming the correctness of the
              -------------------------------
representations made by the Investor in Section 4 hereof, the Purchased Shares will be issued in full compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"),
                                                             --------------
or in compliance with applicable exemptions therefrom, and the registration and qualification requirements of all applicable securities laws of the states of the United States.

     3.5.  Subsidiaries and Affiliates.
           ---------------------------

          (a) The Disclosure Letter sets forth a list of all entities in which the Company beneficially owns, directly or indirectly, 50% or more of the outstanding stock or other equity interests (collectively, the "Subsidiaries").
                                                                ------------
The Disclosure Letter also includes (i) a complete list of each partnership or joint venture agreement or arrangement to which the Company is party and the nature and amount of the interest of the Company in such entities and (ii) a complete list of the corporations, partnerships, limited liability companies or other entities with respect to which the Company beneficially owns, directly or indirectly, the outstanding stock or other equity interests and the percentage ownership of such entity by the Company. Except as set forth in the Disclosure Letter or the SEC Documents (as hereinafter defined), there is no other entity with respect to which: (i) the Company beneficially owns, directly or indirectly, any outstanding stock or other ownership interests of such entity;
(ii) the Company may be deemed to be in control because of factors or relationships other than the quantity of stock or other interests owned; (iii) the Company may be liable under any circumstances for the payment of additional amounts with respect to its interest, whether in the form of assessments, capital calls, installment payments, general partner liability or otherwise; or
(iv) the investment by the Company is accounted for by the equity method.

          (b) All capital stock or other equity interests owned by the Company as described pursuant to Section 3.5(a) are owned by the Company or its Subsidiaries, as the case may be, as record and beneficial owner thereof free and clear of all liens, charges, encumbrances, equities and claims whatsoever. There is no outstanding or authorized option, subscription, warrant, call, right, commitment or other agreement of any character obligating the Company to issue, sell, transfer, pledge or otherwise encumber any share of capital stock or other equity interest described pursuant to Section 3.5(a) or any security or other instrument convertible into or exercisable for or evidencing the right to subscribe for any such share of capital stock or other equity interest.

          (c) Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state of organization. Each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted it or the character or location of the properties owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. Each Subsidiary has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted.


     3.6  Governmental Consents.  No consent, approval, order or authorization
          ---------------------
of, or registration qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except the filing of such qualifications or filings under the Securities Act and the Exchange Act (as defined below) and the regulations thereunder and all applicable state securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

     3.7  Non-Contravention.  The execution, delivery and performance of this
          -----------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) contravene or conflict with the Certificate of Incorporation or Bylaws of the Company; (ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Company; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any contract to which the Company is a party or any permit, license or similar right relating to the Company or by which the Company may be bound or affected in such a manner as, together with all other such matters, would have Material Adverse Effect.

     3.8  Litigation.  There is no action, suit, proceeding, claim, arbitration
          ----------
or investigation ("Action") pending: (a) against the Company or its
                   ------
Subsidiaries, their respective activities, properties or assets or, to the best of the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company which the Company believes is reasonably likely to have a Material Adverse Effect, or (b) that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. No Action by the Company is currently pending nor does the Company intend to initiate any Action which is reasonably likely to have a Material Adverse Effect.

     3.9  Compliance with Law and Charter Documents.  The Company is not in
          -----------------------------------------
violation or default of any provisions of its Certificate of Incorporation or Bylaws, both as amended. The Company and its Subsidiaries have complied and are in compliance with all applicable statutes, laws, and regulations and executive orders of the United States of America and all states, foreign countries and other governmental bodies and agencies having jurisdiction over the Company's and its Subsidiaries' businesses or properties, except for any violations that would not, either individually or in the aggregate, have a Material Adverse Effect.

     3.10  SEC Documents.
           -------------

          (a) Reports. The Company has furnished to the Investor prior to the
              -------
date hereof copies of its Annual Report on Form 10-K for the fiscal year ended July 31, 1997 ("Form 10-K"), its Quarterly Reports on Form 10-Q for the fiscal
                ---------
quarter ended October 31, 1997 (the "Form 10-Q"), and all other registration
                                     ---------
statements, reports and proxy statements filed by the Company with the Securities and Exchange Commission ("SEC") on or after July 31, 1996 (the Form
                                     ---
10-K, the Form 10-Q and such registration statements, reports and proxy statements, are collectively referred to herein as the "SEC Documents"). Each
                                                        -------------
of the SEC Documents, as of the respective date thereof (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), did not, and each of the registration statements, reports and proxy statements filed by the Company with the SEC after the date hereof and prior to the Closing will not, as of the date thereof (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company is not a party to any material contract, agreement or other arrangement which was required to have been filed as an exhibit to the SEC Documents that is not so filed.

          (b) Financial Statements.  The Company has provided the Investor with
              --------------------
copies of its audited financial statements (the "Audited Financial Statements")
                                                 ----------------------------
for the fiscal year ended July 31, 1997, and its unaudited financial statements for the three-month period ended October 31, 1997 (the "Balance Sheet Date").
                                                        ------------------
Since the Balance Sheet Date, the Company has duly filed with the SEC all registration statements reports and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                                                            ------------
the Securities Act. The audited and unaudited consolidated financial statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles ("GAAP") (except as permitted by Form 10-Q) applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject to normal year and audit adjustments in the case of unaudited interim financial statements).

     3.10  Absence of Certain Changes Since Balance Sheet Date.  Since the
           ---------------------------------------------------
Balance Sheet Date, the business and operations of the Company and its Subsidiaries have been conducted in the ordinary course consistent with past practice, and there has not been:

          (a) any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company or any Subsidiary of the Company of any outstanding shares of the Company's capital stock;

          (b) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expected to result, in a Material Adverse Effect;

          (c) any waiver by the Company or a Subsidiary of a valuable right or of a material debt owed to it, except for such waivers that have not resulted and are not expected to result, in a Material Adverse Effect;

          (d) any material change or amendment to, or any waiver of any material rights under a material contract or arrangement by which the Company or a Subsidiary or any of its respective assets or properties is bound or subject, except for changes, amendments, or waivers that are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, in a Material Adverse Effect;

          (e) any change by the Company in its accounting principles, methods or practices or in the manner it keeps its accounting books and records, except any such change required by a change in GAAP; and

          (f) any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect.

     3.11  Full Disclosure.  The information contained in this Agreement, the
           ---------------
Disclosure Letter and the SEC Documents with respect to the business, operations, assets, results of operations and financial condition of the Company and its Subsidiaries, and the transactions contemplated by this Agreement are true and complete in all material respects and do not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.  REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE INVESTOR.
         ------------------------------------------------------------------
The Investor hereby represents and warrants to the Company, at the date of execution of this Agreement and at the Closing, and agrees that:

     4.1  Organization Good Standing and Qualification.  The Investor is a
          --------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to
(a) carry on its business as presently conducted, and (b) enter into this Agreement and to consummate the transactions contemplated hereby.

     4.2  Authorization.  This Agreement has been duly authorized by all
          -------------
necessary corporate action on the part of the Investor. This Agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies. The Investor has full corporate power and authority to enter into this Agreement.

     4.3  Governmental Consents.  No consent, approval, order or authorization
          ---------------------
of, or registration qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Investor is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of such qualifications or filings under the Securities Act or the Exchange Act and the regulations thereunder and all applicable state securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

     4.5  Purchase for Own Account.  The Purchased Shares are being acquired for
          ------------------------
investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares.

     4.6  Investment Experience.  The Investor understands that the purchase of
          ---------------------
the Purchased Shares involves substantial risk. The Investor has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Purchased Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment.

     4.7  Accredited Investor Status.  The Investor is an "accredited investor"
          --------------------------
within the meaning of Regulation D promulgated under the Securities Act.

     4.8  Restricted Securities.  The Investor understands that the Purchased
          ---------------------
Shares are characterized as "restricted securities" under the Securities Act, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     4.9  Legends.  The Investor agrees that the certificates for the Purchased
          -------
Shares shall bear the following legend in addition to any legend required under
Article 8.

       "The shares represented by this certificate have not been registered under the Securities Act of 1933 or with any state securities commission, and may not be transferred or disposed of by the holder in the absence of a registration statement which is effective under the Securities Act of 1933 and applicable state laws and rules, or, unless, immediately prior to the time set for transfer, such transfer may be effected without violation of the Securities Act of 1933 and other applicable state laws and rules."

In addition, the Investor agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates. The appropriate portion of the legend and the stop transfer orders will be removed promptly upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company, that such legend or stop orders are not required to ensure compliance with the Securities Act.

     5.  CONDITIONS TO THE INVESTOR'S OBLIGATIONS AT CLOSING.
         ---------------------------------------------------
The obligations of the Investor under Sections l and 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

     5.1  Representations and Warranties True.  Each of the representations and
          -----------------------------------
warranties of the Company contained in Section 3 will be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing, except as set forth in the Disclosure Letter or the SEC Documents, with the same effect as though such representations and warranties had been made as of the Closing.

     5.2  Performance.  The Company will have performed and complied with all
          -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and will have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

     5.3  Compliance Certificate.  The Company will have delivered to the
          ----------------------
Investor at the Closing a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer certifying (i) that the conditions specified in Sections 5.1 and 5.2 hereof have been fulfilled and (ii) the number of shares of Common Stock outstanding immediately prior to the Closing.

     5.4  Securities Exemptions. The offer and sale of the Purchased Shares to
          ---------------------
the Investor pursuant to this Agreement will be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

     5.5  Proceedings and Documents.  All corporate and other proceedings in
          -------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Investor, and the Investor will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request. Such documents shall include, but not be limited to, the following:

          (a) Certified Charter Documents.  A copy of (i) the Certificate of
              ---------------------------
Incorporation certified as of a recent date by the Secretary of State of Delaware as a complete and correct copy thereof, and (ii) the Bylaws of the Company (as amended through the date of the Closing) certified by the Assistant Secretary of the Company as true and correct copies thereof as of the Closing.

          (b) Board Resolutions.  A copy, certified by the Assistant Secretary
              -----------------
of the Company, of the resolutions of the Board of Directors of the Company providing for the approval of this Agreement and the issuance of the Purchased Shares and the other matters contemplated hereby.

     5.6  Opinion of Company Counsel.  The Investor will have received an
          --------------------------
opinion on behalf of the Company, dated as of the date of the Closing, from Palmer & Dodge LLP, in form and substance reasonably satisfactory to the Investor.

     5.7  No Material Adverse Effect.  Between the date hereof and the Closing,
          --------------------------
there shall not have occurred any Material Adverse Effect.

     5.8  Supplemental Agreement.  The Company and certain of its affiliates
          ----------------------
shall have entered into an agreement with Investor regarding certain cooperative efforts in form and substance reasonably satisfactory to Investor.

     6.  CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING.     The obligations
         --------------------------------------------------
of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing, of each of the following conditions:

     6.1  Representations and Warranties True.  The representations and
          -----------------------------------
warranties of the Investor contained in Section 4 will be true and correct on and as of the date hereof and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

     6.2  Performance.  The Investor will have performed and complied with all
          -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and will have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

     6.3  Payment of Purchase Price.  The Investor will have delivered to the
          -------------------------
Company the full purchase price of the Purchased Shares as specified in Section 1.2.

     6.4  Securities Exemptions.  The offer and sale of the Purchased Shares to
          ---------------------
the Investor pursuant to this Agreement will be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

     6.5  Proceedings and Documents.  All corporate and other proceedings in
          -------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

     7.  COVENANTS AND AGREEMENTS OF THE PARTIES.
         ----------------------------------------

     7.1  Information Rights.
          ------------------

          (a) Financial Information.  The Company covenants and agrees that,
              ---------------------
commencing on the Closing and continuing for so long as the Investor or a Majority-Owned Subsidiary (as defined below) of Investor owns at least 40% of the Purchased Shares (as adjusted for stock splits, stock dividends, and similar events), the Company shall:

              (i) Annual Reports.  Furnish to the Investor promptly following
                  --------------
the filing of such report with the SEC a copy of the Company's Annual Report on Form 10-K for each fiscal year, which shall include a consolidated balance sheet as of the end of such fiscal year, a consolidated statement of income and a consolidated statement of cash flows of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures from the Company's previous fiscal year, all prepared in accordance with generally accepted accounting principles and practices and audited by nationally recognized independent certified public accountants. In the event the Company shall no longer be required to file Annual Reports on Form 10-K, the Company shall, within ninety (90) days following the end of each respective fiscal year, deliver to the Investor a copy of such balance sheets, statements of income and statements of cash flows.

          (b) Quarterly Reports.  Furnish to the Investor promptly following the
              -----------------
filing of such report with the SEC, a copy of each of the Company's Quarterly Reports on Form 10-Q, which shall include a consolidated balance sheet as of the end of the respective fiscal quarter, consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries for the respective fiscal quarter and for the year to-date, setting forth in each case in comparative form the figures from the comparable periods in the Company's immediately preceding fiscal year, all prepared in accordance with generally accepted accounting principles and practices, but all of which may be unaudited. In the event the Company shall no longer be required to file Quarterly Reports on Form 10-Q, the Company shall, within forty-five (45) days following the end of each of the first three (3) fiscal quarters of each fiscal year, deliver to the Investor a copy of such balance sheets, statements of income and statements of cash flows.

          (c) SEC Filings. The Company shall deliver to the Investor copies of
              -----------
each other document filed with the SEC on a non-confidential basis promptly following the filing of such document with the SEC.

     7.2   Board Observation Rights.  So long as the Investor or a Majority-
           ------------------------
Owned Subsidiary of Investor holds at least 40% of the Purchased Shares (as adjusted for stock splits, stock dividends, and similar events), the Company will permit a representative of the Investor, reasonably acceptable to the Company (the "Observer"), to attend all meetings of the Company's
              --------

Board of Directors (the "Board"), whether in person, telephonic or other, in a non-voting, observer capacity and shall provide to the Investor, concurrently with the members of the Board, notice of such meeting and a copy of all materials provided to such members. The Company shall be entitled to recuse the Observer from portions of any Board meeting and to redact portions of Board of Directors materials delivered to the Observer (i) where and to the extent that a majority of the Board (without the Observer present) determines a conflict of interest between the Company and the Investor is present (but not where the conflict is a conflict that is present for stockholders generally) and (ii) if, in the opinion of Company counsel, attendance at such meeting or access to such information could adversely effect the attorney-client privilege between the Company and its counsel. The Company acknowledges and agrees that the Observer shall be acting for the benefit of the Investor, whose interests may not coincide with the interests of the Company and the other stockholders, and that the Observer shall not be deemed to have breached any duty of any kind to the Company or its stockholders as a result of his or her acting in a manner he or she deems to be in the interests of the Investor. Confidential information obtained by the Observer shall be governed by the terms of the Intel Corporation/CMG Information Services, Inc. Non-Disclosure Agreement previously entered into.

     7.3  Registration Rights.
          -------------------

          (a) Definitions.  For purposes of this Agreement:
              -----------

              (i) Exchange Act.  The term Exchange Act means the Securities
                  ------------
Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the applicable time.

              (ii) Holder.  For purposes of this Section 7.3, the term "Holder"
                   ------                                               ------
means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities to whom rights under this Section 7.3 have been duly assigned in accordance with this Agreement.

              (iii)  Registration.  The terms "register," "registered," and
                     ------------              --------    ----------
"registration" refer to a registration effected by preparing and filing a
 ------------
registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

              (iv) Registrable Securities.  The term "Registrable Securities"
                   ----------------------             ----------------------
means: (1) all the shares of Common Stock of the Company issued or issuable under this Agreement and (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such shares of Common Stock described in clause (1) of this subsection (iv). Notwithstanding the foregoing, Registrable Securities shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 7.3 are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, in a registered offering, or otherwise.

          (v) Registrable Securities Then Outstanding.  The number of shares of
              ---------------------------------------
"Registrable Securities then outstanding" shall mean the number of shares of
----------------------------------------
Common Stock that are Registrable Securities and are then issued and outstanding.

          (vi) Form S-3.  The term "Form S-3" means such form under the
               --------             --------
Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     (b)  Piggyback Registrations.
          -----------------------

          (i) Notice.  The Company shall notify all Holders of Registrable
              ------
Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under subsection
(c) of this Section 7.3, to any employee benefit plan or to any merger or other corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (ii) Underwriting.  If a registration statement under which the
               ------------
Company gives notice under this Section 7.3(b) is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 7.3(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first to the Company, and second, to each of
                                 -----                     ------
the Holders and other holders of registration rights on a parity with the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities and other securities entitled to registration then held by each such Holder or other holder; provided, however,
                                                            --------- -------
that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that all shares that are not Registrable Securities and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded (other than to the extent that such persons are non-employee directors or other non-employees of the Company who hold registration rights on a parity with the Holders, such non-employee directors and other non-employees being entitled to participate with the participating Holders on the basis described under "second" above). If any
                                                    ------
Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and for any Holder that is a corporation, the Holder and all corporations that are affiliates of such Holder, shall be deemed to be a single Holder, and any pro rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Holder.

          (iii)  Expenses.  All expenses incurred in connection with a
                 --------
registration pursuant to this Section 7.3(b) (excluding underwriters' and brokers' discounts and commissions relating to shares sold by the Holders and legal fees of counsel for the Holders), including, without limitation all federal and "blue sky" registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

     (c) Form S-3 Registration.  In case the Company shall at any time after
         ---------------------
January 31, 1998 receive from any Holder or Holders of a majority of all Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company shall:

          (i) Notice.  Promptly give written notice of the proposed
              ------
registration and the Holder's or Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (ii) Registration.  As soon as practicable, effect such registration
               ------------
and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after the Company provides the notice contemplated by Section 7.3(c);

provided, however, that the Company shall not be obligated to effect any such
--------- -------
registration, qualification or compliance pursuant to this Section 7.3(c):

              (A) if Form S-3 is not available for such offering by the Holders;

              (B) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) representing less than 50% of the Registrable Securities then held by all Holders;

              (C) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve (12) month period for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 7.3(c);

              (D) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act other than a registration from which the Registrable Securities of Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Section 7.3(b); or

              (E) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (iii)  Expenses.  The Company shall pay all expenses incurred in
                 --------
connection with each registration requested pursuant to this Section 7.3(c), (excluding underwriters' or brokers' discounts and commissions relating to shares sold by the Holders and legal fees of counsel for the Holders), including without limitation federal and "blue sky" registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel.

     (d)  Obligations of the Company.  Whenever required to effect the
          --------------------------
registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

          (i) Registration Statement.  Prepare and file with the SEC a
          ----------------------
registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and remain effective (including the filing of any necessary amendments or supplements to such registration statement) until the Holder has completed the distribution contemplated thereby or until Holder's remaining Registrable Securities may be sold under Rule 144 during a period of ninety (90) days. Notwithstanding the foregoing, if the Company shall furnish to Holder whose Registrable Securities are included in such registration statement, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such Holders to continue to make sales thereunder, the Holders will, upon receipt of such notice, discontinue the sale of such Registrable Securities covered by such registration statement until the earlier of (A) receipt of a further notice that sales may be resumed or (B) ninety (90) days after receipt of the initial notice. The Company may not utilize this right more than once in any twelve (12) month period.

          (ii) Amendments and Supplements.  Prepare and file with the SEC such
               --------------------------
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (iii)  Prospectuses.  Furnish to the Holders such number of copies of
                 ------------

a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

          (iv) Blue Sky.  Use its best efforts to register and qualify the
               --------
securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (v) Underwriting.  In the event of any underwritten public offering,
              ------------
enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (vi) Notification.  Notify each Holder of Registrable Securities
               ------------
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. In such event, the Company shall prepare a supplement or post-effective amendment to such registration statement or related prospectus or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities sold thereunder, the prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (vii)  Opinion and Comfort Letter.  Furnish, at the request of any
                 --------------------------
Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (B) a "comfort" letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     (e) Furnish information.  It shall be a condition precedent to the
         -------------------
obligations of the Company to take any action pursuant to Sections 7.3(b) or (c) that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

     (f) Indemnification.  In the event any Registrable Securities are included
         ---------------
in a registration statement under Section 7.3:

         (i) By the Company.  To the extent permitted by law, the Company will
             --------------
indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
                                         ---------

             (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

             (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

             (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                               --------- -------
indemnity agreement contained in this subsection 7.3(f) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

          (ii) By Selling Holders.  To the extent permitted by law, each selling
               ------------------
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection
--------- -------
7.3(f) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided,
                                                                     ---------
further, that the total amounts payable in indemnity by a Holder under this
-------
Section 7.3(f) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

          (iii)  Notice.  Promptly after receipt by an indemnified party under
                 ------
this Section 7.3(f) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.3(f), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             -----------------
have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, to the extent that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such Proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 7.3(f) to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.3(f).

          (iv) Defect Eliminated in Final Prospectus.  The foregoing indemnity
               -------------------------------------
agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such
                                                     ----------------
indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     (g) Contribution.  In order to provide for just and equitable contribution
         ------------
to joint liability under the Securities Act or the Exchange Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7.3 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7.3 provides for indemnification in such case, or (ii) contribution under the Securities Act or the Exchange Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7.3; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such
                                       --------- -------
case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     (h) Survival.  The obligations of the Company and Holders under Section
         --------
7.3f shall survive until the third anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

          (i) Termination of the Company's Obligations.  The Company shall have
              ----------------------------------------
no obligations pursuant to this Section 7.3 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 7.3(b) or (c) more than three (3) years after the date of this Agreement, or, if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may then be sold under Rule 144 in any three-month period without exceeding the volume limitations thereunder.

          (j) No Registration Rights to Third Parties.  Without the prior
              ---------------------------------------
written consent of the Holders of a majority in interest of the Registrable Securities then outstanding, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any person or entity any registration rights of any kind (whether similar to the "piggyback" or Form S-3 registration rights described in this Section 7.3, or otherwise) relating to shares of the Company's Common Stock or any other voting securities of the Company, other than rights that are on a parity with or subordinate in right to the Holders.

          (k) Assignment.  The registration rights of the Investor may be
              ----------
assigned to any person or entity acquiring Registrable Securities other than a competitor of the Company; provided, however, that no party may be assigned any
                           --------- -------
of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided, further, that any such
                                           ------------------
assignee shall receive such assigned rights subject to all the terms and conditions of Section 7.3 of this Agreement.

     7.4  Right to Participate in Certain Financings.
          ------------------------------------------

          (a) Right to Participate.  So long as Investor or a Majority-Owned
              --------------------
Subsidiary of Investor owns at least 75% of the Purchased Shares (as adjusted for stock splits, stock dividends, and similar events), the Investor shall have the right of first refusal to purchase up to 15% of any New Securities (as defined below) issued from time to time after the date of this Agreement by majority-owned subsidiaries of the Company in financings for such subsidiaries (excluding @Ventures financings) in which investors other than the Company (and other than employees of and consultants to the Company and its Subsidiaries) are participating (although the Company's participation in financings in which other investors are participating will be subject to the provisions of this Section 7.4) (the "Right of Participation").
           ----------------------

          (b) New Securities.  "New Securities" shall mean any common stock,
              --------------    --------------
preferred stock or other voting capital stock, whether now authorized or not, and rights, options or warrants to purchase such common stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such common stock, preferred stock or other capital stock, provided, however, that the term "New Securities" shall not
               --------  -------
include: (i) any securities issued in connection with any stock split stock, dividend or other similar event in which all Participation Rights Holders are entitled to participate on a pro rata basis; or (ii) any securities issued upon the exercise, conversion or exchange of any outstanding security if such outstanding security constituted a New Security.

          (c) Procedures.  In the event that a majority-owned subsidiary of the
              ----------
Company proposes to undertake an issuance of New Securities to which the Right of Participation applies, the Company shall give to the Participation Rights Holder written notice of its intention to issue New Securities (the "Participation Notice"), describing the amount and the type of New Securities
---------------------
and the price and the general terms upon which the Company proposes to issue such New Securities. The Participation Rights Holder shall have ten (10) business days from the date of receipt of any such Participation Notice to agree in writing to purchase up to 15% of such New Securities or any lesser percentage of such New Securities for the price and upon the terms and conditions specified in the Participation Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed 15% of the New Securities being offered). If the Participation Rights Holder fails to so agree in writing within such ten (10) business day period to purchase the entire 15% of an offering of New Securities, then the Participation Rights Holder shall forfeit the right hereunder to purchase that percentage of such New Securities that it did not so agree to purchase. The Participation Rights Holder shall purchase the portion elected by such Participation Rights Holder concurrently with the closing of the transaction triggering the Right of Participation.

          (d) Failure to Exercise.  Upon the expiration of such ten (10) day
              -------------------
period, a majority-owned subsidiary of the Company shall have 120 days thereafter to sell the New Securities described in the Participation Notice (with respect to which the Participation Rights Holders' rights of first refusal hereunder were not exercised), or enter into an agreement to do so, within sixty
(60) days thereafter, at no less than ninety percent (90%) of the price and upon non-price terms not materially more favorable to the purchasers thereof than specified in the Participation Notice. In the event that such majority-owned subsidiary has not issued and sold such New Securities within such 120 day period, or entered into an agreement to do so within sixty (60) days thereafter, then such majority-owned subsidiary shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Participation Rights Holders pursuant to this Section 7.4; provided, however that Investor shall have five (5) business days to respond to a second Participation Notice relating to an investment in which there has been a price change or other material change in the non-price terms.


          (e)  Assignment.  The rights under this Section 7.4 may not be
               ----------
assigned by Investor except to Majority-Owned Subsidiaries. The rights will expire if such an assignee no longer satisfies the definition of a Majority-Owned Subsidiary, unless the rights are assigned to Investor or another Majority-Owned Subsidiary.

     7.5  Right to Participate in @Ventures Financings.  So long as Investor or
          --------------------------------------------
a Majority-Owned Subsidiary of Investor owns at least 75% of the Purchased Shares (as adjusted for stock splits, stock dividends, and similar events), the Company and its affiliate, @Ventures, agree to use commercially reasonable efforts to allow Investor to participate in new investments by the @ Ventures entities and their successors. The dollar amount and percentage participation in any investment offered to Investor under this Section 7.5 shall be determined by good faith negotiations among the Company, @Ventures and the Investor. The Company and @Ventures shall provide Investor with reasonable notice (not to exceed two (2) business days) of any proposed investment and, to the extent legally permitted, will allow Investor access to the due diligence materials collected by them in connection with the possible investment. Except as may be otherwise agreed by the parties, it is contemplated that any investment by Investor shall be on substantially the same terms and conditions as the Company and/or @Ventures. The rights under this
Section 7.5 may not be assigned by Investor except to Majority-Owned Subsidiaries. The rights will expire if such an assignee no longer satisfies the definition of a Majority-Owned Subsidiary, unless the rights are assigned to Investor or another Majority-Owned Subsidiary.

     7.6  Obligations Regarding Confidential Information.
          ----------------------------------------------

          (a) Obligations.  Except to the extent required by law or judicial
             -----------
order or except as provided herein, each party to this Agreement will hold any of the other's Confidential Information (as defined in the next paragraph) in confidence and will: (i) use the same degree of care to prevent unauthorized disclosure or use of the Confidential Information that the receiving party uses with its own information of like nature (but in no event less than reasonable care), (ii) limit disclosure of the Confidential Information, including any materials regarding the Confidential Information that the receiving party has generated, to such of its employees and contractors as have a need to know the Confidential Information, and (iii) advise its employees, agents and contractors of the confidential nature of the Confidential Information and of the receiving party's obligations under this Agreement and the Non-Disclosure Agreement previously entered into by the parties hereto.

          (b) Certain Definitions.  For purposes of this Agreement, the term
              -------------------
"Confidential Information" refers to confidential information furnished to
-------------------------
Investor pursuant to Section 7.2. Any employee or contractor of the receiving party having access to the Confidential Information will be required to sign a non-disclosure agreement protecting the Confidential Information if not already bound by such a non-disclosure agreement.

          (c) Non-Disclosure of Agreements.  Either party may disclose the
              ----------------------------
terms of this Agreement to the extent required by law or judicial order, provided that if such disclosure is pursuant to judicial order or Proceedings, the disclosing party will notify the other party promptly before such disclosure and will cooperate with the other party to seek confidential treatment with respect to the disclosure if requested by the other party and provided further that if such disclosure is required pursuant to the rules and regulations of any federal, state or local organization, the parties will cooperate to seek confidential treatment of the Agreement to the maximum extent possible under law.

          (d) Public Announcements.  Prior to the Closing, the parties will
              --------------------
agree on the content of a press release announcing the existence of the transactions contemplated by this Agreement, which press release will be issued as mutually agreed by the parties.

          (e) Third Party Information.  Neither party will be required to
              -----------------------
disclose to the other any confidential information of any third party without having first obtained such third party's prior written consent.

     (f) Other Disclosures.  All other confidential information exchanged by the
         -----------------
parties will be disclosed pursuant to the Intel Corporation/CMG Information Services, Inc. Non-Disclosure Agreement previously entered into by the parties.

     8.  STANDSTILL AGREEMENT.
         ---------------------

     8.1  Standstill.  The Investor hereby agrees that the Investor (together
          ----------
with all Majority Owned Subsidiaries, as defined below) shall neither acquire, nor enter into discussions, negotiations, arrangements or understandings with any third party to acquire, beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act) of any Voting Stock (as defined below), any securities convertible into or exchangeable for Voting Stock, or any other right to acquire Voting Stock (except, in any case, by way of stock dividends or other distributions or offerings made available to holders of any Voting Stock generally) without the written consent of the Company, if the effect of such acquisition would be to increase the Voting Power (as defined below) of all Voting Stock then beneficially owned by the Investor or which it has a right to acquire (together with all Majority Owned Subsidiaries) to a percentage greater than nine and nine tenths percent (9.9%) (the "Standstill Percentage") of the
                                               ---------------------
Total Voting Power (as defined below) of the Company at the time in effect;

provided that:
--------

          (a) The Investor will not be obliged to dispose of any Voting Stock to the extent that the aggregate percentage of the Total Voting Power of the Company represented by Voting Stock beneficially owned by the Investor or which the Investor has a right to acquire is increased beyond the Standstill Percentage (i) as a result of a recapitalization of the Company or a repurchase or exchange of securities by the Company or any other action taken by the Company or its affiliates; (ii) as a result of an equity index transaction, provided that Investor shall not vote such shares; (iii) by way of stock dividends or other distributions or rights or offerings made available to holders of shares of Voting Stock generally; (iv) with the consent of a simple majority of the independent authorized members of the Company's Board of Directors; or (v) as part of a transaction on behalf of Investor's Defined Benefit Pension Plan, Profit Sharing Retirement Plan, 401(k) Savings Plan, Sheltered Employee Retirement Plan and Sheltered Employee Retirement Plan Plus, or any successor or additional retirement plans thereto (collectively, the

"Retirement Plans") where the Company's shares in such Retirement Plans are
-----------------
voted by a trustee for the benefit of Investor employees or, for those Retirement Plans where Investor controls voting, where Investor agrees not to vote any shares of such Retirement Plan Voting Stock that would cause Investor to exceed the Standstill Percentage.

          (b) As used in this Article 8, (i) the term "Voting Stock" means the
                                                       ------------
Common Stock and any other securities issued by the Company having the ordinary power to vote in the election of directors of the Company (other than securities having such power only upon the happening of a contingency that has not occurred), (ii) the term "Voting Power" of any Voting Stock means the number of
                          ------------
votes such Voting Stock is entitled to cast for directors of the Company at any meeting of stockholders of the Company, (iii) the term "Total Voting Power"
                                                        ------------------
means the total number of votes which may be cast in the election of directors of the Company at any meeting of stockholders of the Company if all Voting Stock was represented and voted to the fullest extent possible at such meeting, other than votes that may be cast only upon the happening of a contingency that has not occurred and (iv) the term "Majority Owned
                                                          --------------
Subsidiary" means a corporation a majority of whose voting securities are owned
----------
by Investor. For purposes of this Section 8, the Investor shall not be deemed to have beneficial ownership of any Voting Stock held by a pension plan or other employee benefit program of the Investor if the Investor does not have the power to control the investment decisions of such plan or program.

     8.2  Right of First Offer Upon Transfer of Two Percent Stake.  If the
          -------------------------------------------------------
Investor intends to sell Voting Stock with Voting Power constituting more than two percent (2%) of the Total Voting Power, the Investor shall provide written notice thereof to the Company (the "Investor Notice"). The Investor Notice
                                    ---------------
shall specify the number of Purchased Shares involved and the proposed price per share. For a period of 24 hours after delivery of the Investor Notice, the Company shall be entitled to elect to purchase all, but not less than all, of the Purchased Shares described in the Investor Notice, at the price per share described in such notice, by delivery of a written notice (a "Company Purchase
                                                              ----------------
Election") to the Investor irrevocably electing to purchase such Shares and
--------
shall have five (5) business days to consummate said purchase from the Investor. In the event that the Company has not delivered a Company Purchase Election prior to the expiration of such 24-hour period or has failed to purchase such Purchased Shares within said five (5)-business day period, the Company's right to purchase such Purchased Shares shall expire, and the Investor or Majority Owned Subsidiary shall be entitled to sell the Purchased Shares described in the Investor Notice for a period of ninety (90) days following the expiration of such 90-day period, but only to the proposed purchaser set forth in the Investor Notice (or any Majority Owned Subsidiary thereof) and only for a purchase price equal to at least eighty-five (85%) of the purchase price set forth in the Investor Notice. In the event the Investor or Majority Owned Subsidiary has not sold such Purchased Shares by the end of such 90-day period, the rights of the Company set forth above in this Section 8.3 shall apply to any subsequent sales by the Investor or Majority Owned Subsidiary. Notwithstanding the foregoing, the provisions of this Section 8.3 shall not apply to any sales or other transfers by the Investor to any Majority Owned Subsidiary or pursuant to Rule
144. Investor further agrees that it will not sell the Purchased Shares privately to a competitor of the Company.

     8.3  Voting and Participation in Mergers and Similar Transactions.  Subject
          ------------------------------------------------------------
to the provisions of Section 8.2 above, Investor agrees that it will not, individually or as part of a group, without the consent of a majority of the independent directors of the Company: (a) solicit proxies with respect to Voting Stock or become a participant in any election contest relating to the election of directors of the Company; (b) deposit any Voting Stock in a voting trust or enter into a voting agreement or other arrangement of similar effect; (c) initiate, propose or solicit stockholders for the approval of one or more stockholder proposals; (d) propose or solicit any person to propose a business combination with, or a change of control of, the Company; or (e) make or propose to make a tender offer for Voting Stock or solicit any person to make or propose
to make a tender offer for Voting Stock.   For purposes of this Section 8.3, the
terms "election contest", "group", "solicit" and "participant" shall have the
       ----------------    -----    -------       -----------
meanings ascribed to such terms under the Exchange Act.


     8.4  Termination of Standstill.  The provisions of Article 8 shall
          -------------------------
terminate on the third anniversary of the date of this Agreement and shall terminate as to any particular Purchased

Shares upon the sale of such Purchased Shares in the open market pursuant to Rule 144 or an effective registration statement.

     9.  INDEMNIFICATION.
         ---------------

     9.1  Agreement to Indemnify.
          ----------------------

          (a) Company Indemnity.  The Investor, its Affiliates and Associates,
              -----------------
and each officer, director, shareholder, employer, representative and agent of any of the foregoing (collectively, the "Investor Indemnitees") shall each be
                                         --------------------
indemnified and held harmless to the extent set forth in this Section 9 by the Company with respect to any and all Damages (as defined below) incurred by any Investor Indemnitee as a proximate result of any inaccuracy or misrepresentation in, or breach of, any representation, warranty, covenant or agreement made by the Company in this Agreement (including any exhibits and schedules hereto); provided, however, that indemnification for claims arising from the registration of the Purchased Shares under Federal and state securities laws shall be covered by Section 7.3 (f) and not by this Section 9.

          (b) Investor Indemnity.  The Company, its Affiliates and Associates,
              ------------------
and each officer, director, shareholder, employer, representative and agent of any of the foregoing (collectively, the "Company Indemnitees") shall each be
                                         -------------------
indemnified and held harmless to the extent set forth in this Section 9, by the Investor, in respect of any and all Damages incurred by any Company Indemnitee as a proximate result of any inaccuracy or misrepresentation in, or breach of, any representation. warranty, covenant or agreement made by the Investor in this Agreement; provided, however, that indemnification for claims arising from the registration of the Purchased Shares under Federal and state securities laws shall be covered by Section 7.3 (f) and not by this Section 9.

          (c) Equitable Relief.  Nothing set forth in this Section 9 shall be
              ----------------
deemed to prohibit or limit any Investor Indemnitee's or Company Indemnitee's right at any time before, on or after the Closing, to seek injunctive or other equitable relief for the failure of any Indemnifying Party to perform or comply with any covenant or agreement contained herein.

     9.2  Survival.  Except as provided in Section 7.3(f) as to matters covered
          --------
thereby, all representations and warranties of the Investor and the Company contained herein and all claims of any Investor Indemnitee or Company Indemnitee in respect of any inaccuracy or misrepresentation in or breach hereof, shall survive the Closing for eighteen (18) months following the date of this Agreement, regardless of whether the applicable statute of limitations, including extensions thereof, may expire. All covenants and agreements of the Investor and the Company contained in this Agreement shall survive the Closing in perpetuity (except to the extent any such covenant or agreement shall expire by its terms). All claims of any Investor Indemnitee or Company Indemnitee in respect of any breach of such covenants or agreements shall survive the Closing until the expiration of two years following the non-breaching party's obtaining actual knowledge of such breach.

     9.3  Claims for Indemnification.  If any Investor Indemnitee or Company
          --------------------------
Indemnitee (an "Indemnitee") shall believe that such Indemnitee is entitled to
                ----------
indemnification pursuant to this Section 9 in respect of any Damages, such Indemnitee shall give the appropriate Indemnifying Party (which for purposes hereof, in the case of an Investor Indemnitee, means the Company, and in the case of a Company Indemnitee, means the Investor) prompt written notice thereof. Any such notice shall set forth in reasonable detail and to the extent then known the basis for such claim for indemnification. The failure of such Indemnitee to give notice of any claim for indemnification promptly shall not adversely affect such Indemnitee's right to indemnity hereunder except to the extent that such failure adversely affects the right of the Indemnifying Party to assert any reasonable defense to such claim. Each such claim for indemnity shall expressly state that the Indemnifying Party shall have only the twenty
(20) business day period referred to in the next sentence to dispute or deny such claim. The Indemnifying Party shall have twenty (20) business days following its receipt of such notice either (a) to acquiesce in such claim by giving such Indemnitee written notice of such acquiescence or (b) to object to the claim by giving such Indemnitee written notice of the objection. If the Indemnifying Party does not object thereto within such twenty (20) business day period, such Indemnitee shall be entitled to be indemnified for all Damages reasonably and proximately incurred by such Indemnitee in respect of such claim. If the Indemnifying Party objects to such claim in a timely manner, the senior management of the Company and the Investor shall meet to attempt to resolve such dispute. If the dispute cannot be resolved by the senior management either party may make a written demand for formal dispute resolution and specify therein the scope of the dispute. Within thirty (30) days after such written notification, the parties agree to meet for one (1) day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty days after the one day mediation, either party may begin litigation proceedings. Nothing in this section shall be deemed to require arbitration.

     9.4  Defense of Claims.  In connection with any claim that may give rise to
          -----------------
indemnity under this Section 9 resulting from or arising out of any claim or Proceeding against an Indemnitee by a person or entity that is not a party hereto, the Indemnifying Party may but shall not be obligated to (unless such Indemnitee elects not to seek indemnity hereunder for such claim), upon written notice to the relevant Indemnitee, assume the defense of any such claim or Proceeding if the Indemnifying Party with respect to such claim or Proceeding acknowledges to the Indemnitee the Indemnitee's right to indemnity pursuant hereto to the extent provided herein (as such claim may have been modified through written agreement of the parties or arbitration hereunder) and provides assurances, satisfactory to such Indemnitee, that the Indemnifying Party will be financially able to satisfy such claim to the extent provided herein if such claim or Proceeding is decided adversely; provided, however, that nothing set
                                          --------- -------
forth herein shall be deemed to require the Indemnifying Party to waive any crossclaims or counterclaims the Indemnifying Party may have against the Indemnified Party for damages. The Indemnified Party shall be entitled to retain separate counsel, reasonably acceptable to the Indemnifying Party, if the Indemnified Party shall determine, upon the written advice of counsel, that an actual or potential conflict of interest exists between the Indemnifying Party and the Indemnified Party in connection with such Proceeding. The Indemnifying Party shall be obligated to pay the reasonable fees and expenses of such separate counsel to the extent the Indemnified Party is entitled to indemnification by the Indemnifying Party with respect to such claim or Proceeding under this

Section 9.4. If the Indemnifying Party assumes the defense of any such claim or Proceeding, the Indemnifying Party shall select counsel reasonably acceptable to such Indemnitee to conduct the defense of such claim or Proceeding, shall take all steps necessary in the defense or settlement thereof and shall at all times diligently and promptly pursue the resolution thereof. If the Indemnifying Party shall have assumed the defense of any claim or Proceeding in accordance with this Section 9.4, the Indemnifying Party shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any such claim or Proceeding, with the prior written consent of such Indemnitee, not to be unreasonably withheld; provided, however, that the Indemnifying Party shall pay
                       --------- -------
or cause to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness thereof; provided, further, that the
                                             --------- -------
Indemnifying party shall not be authorized to encumber any of the assets of any Indemnitee or to agree to any restriction that would apply to any Indemnitee or to its conduct of business; and provided, further, that a condition to any such
                                --------- -------
settlement shall be a complete release of such Indemnitee and its Affiliates, Associates, directors, officers, employees and agents with respect to such claim, including any reasonably foreseeable collateral consequences thereof. Such Indemnitee shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense. Each Indemnitee shall, and shall cause each of its Affiliates, Associates, directors, officers, employees and agents to, cooperate fully with the Indemnifying Party in the defense of any claim or Proceeding being defended by the Indemnifying Party pursuant to this Section 9.4. If the Indemnifying Party does not assume the defense of any claim or Proceeding resulting therefrom in accordance with the terms of this Section 9.4, such Indemnitee may defend against such claim or Proceeding in such manner as it may deem appropriate, including settling such claim or Proceeding after giving notice of the same to the Indemnifying Party, on such terms as such Indemnitee may deem appropriate. If any Indemnifying Party seeks to question the manner in which such Indemnitee defended such claim or Proceeding or the amount of or nature of any such settlement, such Indemnifying Party shall have the burden to prove by a preponderance of the evidence that such Indemnitee did not defend such claim or Proceeding in a reasonably prudent manner.

     9.5  Certain Definitions. As used in this Section 9, (a) "Affiliate" means,
          -------------------                                  ---------
with respect to any person or entity, any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such other person or entity; (b) "Associate" means, when used to indicate a
                                       ---------
relationship with any person or entity, (1) any other person or entity of which such first person or entity is an officer, director or partner or is, directly or indirectly. the beneficial owner of ten percent (10%) or more of any class of equity securities, membership interests or other comparable ownership interests issued by such other person or entity, (2) any trust or other estate in which such first person or entity has a ten percent (10%) or more beneficial interest or as to which such first person or entity serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such first person or entity who has the same home as such first person or entity or who is a director or officer of such first person or entity; (c) "Damages" means all demands,
                                                -------
claims, actions or causes of action, assessments, losses, damages, costs, expenses, liabilities, judgments, awards, fines, response costs, sanctions, taxes, penalties, charges and amounts paid in settlement, including (1) interest on cash disbursements in respect of any of the foregoing at the prime rate of Bank of America NT&SA, as in effect from time to time, compounded quarterly, from the date each such cash disbursement is made until the date the party incurring such cash disbursement shall have been indemnified in respect thereof, and (2) reasonable out-of-pocket costs, fees and expenses (including reasonable costs, fees and expenses of attorneys, accountants and other agents of, or other parties retained by, such party), and (d) "Proceeding" means any action, suit,
                                           ----------
hearing, arbitration, audit, proceeding (public or private) or investigation that is brought or initiated by or against any federal, state, local or foreign governmental authority or any other person or entity.

     10.  MISCELLANEOUS.
          -------------

     10.1  Successors and Assigns.  The terms and conditions of this Agreement
           ----------------------
will inure to the benefit of and be binding upon the respective successors and assigns of the parties.

     10.2  Governing Law.  This Agreement will be governed by and construed
           -------------
under the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.

     10.3  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     10.4  Headings.  The headings and captions used in this Agreement are used
           --------
for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

     10.5  Notices.  Any notice required or permitted under this Agreement will
           -------
be given in writing, shall be effective when received, and shall in any event be deemed received and effectively given upon personal delivery to the party to be notified or three (3) business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or one (1) business day after deposit with a nationally recognized courier service such as Federal Express for next business day delivery under circumstances in which such service guarantees next business day delivery, or one (1) business day after facsimile with copy delivered by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as the Investor or the Company may designate by giving at least ten (10) days advance written notice pursuant to this Section 10.5.

     10.6  No Finder's Fees.  Each party represents that it neither is nor will
           ----------------
be obligated for any finder's or broker's fee or commission in connection with this transaction. The Investor will indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee for which the Investor or any of its officers, partners, employees or consultants, or representatives is responsible. The Company will indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee for which the Company or any of its officers, employees or consultants or representatives is responsible.

     10.7  Amendments and Waivers.  This Agreement may be amended and the
           ----------------------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Shares representing at least a majority of the total aggregate number of Purchased Shares then outstanding (excluding any of such shares that have been sold to the public pursuant to SEC Rule 144 or otherwise). Any amendment or waiver effected in accordance with this Section 10.7 will be binding upon the Investor, the Company and their respective successors and assigns.

     10.8  Severability.  If any provision of this Agreement is held to be
           ------------
unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

     10.9  Entire Agreement.  This Agreement and all exhibits and schedules
           ----------------
hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements. understandings duties or obligations between the parties with respect to the subject matter hereof.

     10.10  Further Assurances.  From and after the date of this Agreement upon
            ------------------
the request of the Company or the Investor, the Company and the Investor will execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     10.11  Meaning of Include and Including. Whenever in this Agreement the
            --------------------------------
word "include" or "including" is used. it shall be deemed to mean "include, without limitation" or "including. without limitation." as the case may be. and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

     10.12  Fees, Costs and Expenses. All fees, costs and expenses (including
            ------------------------
attorney's' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party.

     10.13  Competition.  Nothing set forth herein shall be deemed to preclude,
            -----------
limit or restrict the Company's or the Investor's ability to compete with the other.

              The balance of this page is intentionally left blank

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

CMG INFORMATION SERVICES, INC.  INTEL CORPORATION


By:  /s/Andrew J. Hajducky III       By:  /s/ Satish Rishi
     ---------------------------          ----------------------------

Name: Andrew J. Hajducky III         Name:  Satish Rishi
     ---------------------------            --------------------------

Title: CFO                           Title:  Asst. Treasurer
       -------------------------             -------------------------

Date Signed: 12/19/97                Date Signed: 12/19/97
             -------------------                  --------------------


Address:  100 Brickstone Square      Address:  2200 Mission College Blvd.
          First Floor                               SC4-210
          Andover, MA 01870                         Santa Clara, CA  95052

Telephone No.:  (508)-658-7000       Telephone No.:   (408) 765-1240

Facsimile No.:  (978)-684-3672       Facsimile No.:   (408) 765-6038

with a copy to: Palmer & Dodge       with a copy to:  General Counsel
                One Beacon Street                     2200 Mission College Blvd.
                Boston, MA 02108                      Santa Clara, CA 95052
                Telephone No. (617) 573-0100
                Facsimile No. (617) 227-4420



              {Signature page to Common Stock Purchase Agreement}